UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

(Date of earliest event reported): December 29, 2011

LIME ENERGY CO.

(Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation)	001-16265 (Commission File #)	36-4197337 (IRS Employer Identification No.)

16810 Kenton Drive, Suite 240, Huntersville, NC 28078 (Address of principal executive offices)

(704) 892-4442 (Registrant’s telephone number, including area code)

Not Applicable (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On December 29, 2011, Lime Energy’s Compensation Committee determined that Messrs. Asplund, O’Rourke and Mistarz, the Company’s Executive Chairman, President and Chief Executive Officer and Chief Financial Officer, respectively, had satisfied certain objectives for 2011 as set out under 2009 Management Incentive Compensation Plan (the “Incentive Plan”) and approved the payment of the following associated bonuses:

David Asplund Executive Chairman	$90,000
John O’Rourke President & Chief Executive Officer	$85,500
Jeffrey Mistarz Chief Financial Officer	$67,500

The Committee approved the payment of these bonuses prior to the completion of the annual audit because it determined that these bonuses were based on criteria that are not dependent on the results of the audit.  The executives may be entitled to additional bonuses, pursuant to the Incentive Plan, if certain financial results are achieved, which will be determined following completion of the audit of the Company financial statements.

The Compensation Committee also authorized the grant of shares of restricted stock and stock options to purchase shares of the Company’s common stock with the following values:

	Value of Shares of Restricted Stock	Value of Stock Option
David Asplund Executive Chairman	$67,500	$157,500
John O’Rourke President & Chief Executive Officer	$67,500	$157,500
Jeffrey Mistarz Chief Financial Officer	$37,500	$87,500

The restricted stock will be valued based on the closing price of the Company’s stock on December 30, 2011 and the stock options will be valued using an enhanced Hull-White trinomial option pricing model.  Both the restricted stock and stock options will vest in equal amounts on the last date of each of 2012, 2013 and 2014.  The restricted stock and stock options will be granted on January 3, 2012 pursuant to the terms of the Company’s 2008 Long-Term Incentive Plan, as amended and stock option and restricted stock agreements, respectively.

The description of the terms of the stock option agreements are not intended to be complete and are qualified in their entirety by the complete text of the Form of Employee Stock Option Agreement filed as Exhibit A to Exhibit 10.1 to the Current Report on Form 8-K dated August 4, 2009, filed with the SEC on August 7, 2009, which is incorporated by reference herein. The description of the terms of the restricted stock agreements are not intended to be complete and are qualified in their entirety by the complete text of the Form of Employee Restricted Stock Agreement filed as Exhibit B to Exhibit 10.1 to the Current Report on Form 8-K dated August 4, 2009, filed with the SEC on August 7, 2009.

Item 9.01                                             Financial Statements and Exhibits.

(a)          Exhibits

10.1	Form of Employee Stock Option Agreement filed as Exhibit A to Exhibit 10.1 to the Current Report on Form 8-K dated August 4, 2009, filed with the SEC on August 7, 2009

10.2	Form of Employee Restricted Stock Agreement filed as Exhibit B to Exhibit 10.1 to the Current Report on Form 8-K dated August 4, 2009, filed with the SEC on August 7, 2009

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIME ENERGY CO.

Dated: December 30, 2011	By:	/s/ Jeffrey Mistarz
Jeffrey Mistarz
Chief Financial Officer & Treasurer